UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

LIFEMD, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39785	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

236 Fifth Avenue, Suite 400

New York, NY 10001

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFMD	The Nasdaq Global Market
8.875% Series A Cumulative Perpetual Preferred Stock, par value $0.0001 per share	LFMDP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 25, 2025, LifeMD, Inc. (the “Company”), entered into and closed on an Asset Purchase Agreement (the “Purchase Agreement”), by and among the Company; OHHMD, PLLC (“Seller”), a North Carolina professional limited liability company; Doug Lucas, DO, the sole member of OHHMD; and the Company’s affiliate LifeMD Southern Patient Medical Care, P.C., a Florida professional corporation (“PC Purchaser”).

Pursuant to the Purchase Agreement, the Company acquired key assets from Optimal Human Health MD, a nationwide women’s health virtual care provider, that are used in the operation of, or related to, a virtual clinical practice focusing on women’s health and hormone replacement therapies (the “Business”). The Company acquired the assets in exchange for 100,000 shares of the Company’s common stock, par value $0.01 per share, with 50,000 of those shares issued at closing, and 50,000 of those shares issued on the first anniversary of closing, and other nominal consideration.

In addition, pursuant to the Purchase Agreement, the Company agreed to make payments to Seller, contingent upon the achievement of certain milestones through the second anniversary of closing, if and when the Business reaches and maintains certain levels of active patients with accompanying quarterly revenue (the “Earn Out Consideration”). The Earn-Out Consideration would consist of 100,000 shares of the Company’s common stock, issued on the second anniversary of closing, if the Business reaches 2,500 active patients with an accompanying quarterly revenue of at least $2,500,000 and maintains this level for at least six full and consecutive calendar months on or prior to the eighteen-month anniversary of closing; and (ii) 100,000 shares of the Company’s common stock, issued on the second anniversary of closing if the Business reaches 5,000 active patients with an accompanying quarterly revenue of at least $4,500,000 and maintains this level for at least six full and consecutive calendar months on or prior to the second anniversary of closing.

In connection with the Purchase Agreement, PC Purchaser entered into a three-year employment agreement with Dr. Lucas, who will serve as the Company’s Vice President, Female Health & Clinical Operations, with the third year of employment on an “at-will” basis (the “Employment Agreement”). Employment offers were also accepted by at least 75% of Seller’s employees and independent contractors.

The Purchase Agreement and Employment Agreement contain customary representations, warranties and covenants by each of the parties, and contain indemnification provisions under which the parties have agreed, subject to certain limitations, to indemnify each other against certain liabilities.

On April 28, 2025, the Company issued a press release announcing its entry into the Purchase Agreement. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information contained in the Presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this report that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the acquisition of the Business, which are subject to numerous assumptions, risks and uncertainties. Words such as “anticipates,” “believes,” “estimates,” “expects,” “if,” “likely,” ‘‘intends,” “will,” “would” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to the Company’s Report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes will differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEMD, INC.

Dated:	April 28, 2025	By:	/s/ Justin Schreiber
Justin Schreiber
Chairman and Chief Executive Officer